                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1

                                  Subsidiaries


Backwire.com, Inc.                                                    Delaware
Chasetel Licensee Corp.                                               Delaware
Cricket Communications, Inc.                                          Delaware
 (dba Cricket Wireless, Inc. in Pennsylvania)
 (dba Cricket Wireless, Inc. in Florida)
Telephone Entertainment Network, Inc.                                 Delaware
Cricket Holdings Dayton, Inc.                                         Delaware
Cricket Licensee (Albany), Inc.                                       Delaware
Cricket Licensee (Columbus), Inc.                                     Delaware
Cricket Licensee (Denver) Inc.                                        Delaware
Cricket Licensee (Lakeland) Inc.                                      Delaware
Cricket Licensee (Macon), Inc.                                        Delaware
Cricket Licensee (North Carolina) Inc.                                Delaware
Cricket Licensee (Pittsburgh) Inc.                                    Delaware
Cricket Licensee (Reauction), Inc.                                    Delaware
Cricket Licensee I, Inc.                                              Delaware
Cricket Licensee II, Inc.                                             Delaware
Cricket Licensee III, Inc.                                            Delaware
Cricket Licensee IV, Inc.                                             Delaware
Cricket Licensee V, Inc.                                              Delaware
Cricket Licensee VI, Inc.                                             Delaware
Cricket Licensee VII, Inc.                                            Delaware
Cricket Licensee VIII, Inc.                                           Delaware
Cricket Licensee IX, Inc.                                             Delaware
Cricket Licensee X, Inc.                                              Delaware
Cricket Licensee XII, Inc.                                            Delaware
Cricket Licensee XIII, Inc.                                           Delaware
Cricket Licensee XIV, Inc.                                            Delaware
Cricket Licensee XV, Inc.                                             Delaware
Cricket Licensee XVI, Inc.                                            Delaware
Cricket Licensee XVII, Inc.                                           Delaware
Cricket Licensee XVIII, Inc.                                          Delaware
Cricket Licensee XIX, Inc.                                            Delaware
Cricket Licensee XX, Inc.                                             Delaware
Chasetel Real Estate Holding Company, Inc.                            Tennessee
Cricket Alabama Property Company                                      Delaware
Cricket Arizona Property Company                                      Delaware
Cricket Arkansas Property Company                                     Delaware
Cricket California Property Company                                   Delaware

Cricket Colorado Property Company                                     Delaware
Cricket Florida Property Company                                      Delaware
Cricket Georgia Property Company                                      Delaware
Cricket Idaho Property Company                                        Delaware
Cricket Illinois Property Company                                     Delaware
Cricket Indiana Property Company                                      Delaware
Cricket Kansas Property Company                                       Delaware
Cricket Kentucky Property Company                                     Delaware
Cricket Michigan Property Company                                     Delaware
Cricket Minnesota Property Company                                    Delaware
Cricket Mississippi Property Company                                  Delaware
Cricket Nebraska Property Company                                     Delaware
Cricket Nevada Property Company                                       Delaware
Cricket New Mexico Property Company                                   Delaware
Cricket New York Property Company                                     Delaware
Cricket North Carolina Property Company                               Delaware
Cricket Ohio Property Company                                         Delaware
Cricket Oklahoma Property Company                                     Delaware
Cricket Oregon Property Company                                       Delaware
Cricket Pennsylvania Property Company                                 Delaware
Cricket Texas Property Company                                        Delaware
Cricket Utah Property Company                                         Delaware
Cricket Washington Property Company                                   Delaware
Cricket Wisconsin Property Company                                    Delaware
Leap Wireless Mexico S.A. de C.V.                                     Mexico
Leap PCS Mexico, Inc.                                                 California
MCG PCS Licensee Corporation, Inc.                                    Delaware
Orrengrove Investments Limited                                        Cyprus